UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction	(Common File No.)	(IRS Employer
of incorporation)		Identification Number)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 3, 2016, the Boards of Directors of MB Financial, Inc. (the “Company”) and MB Financial Bank, N.A., a wholly owned subsidiary of the Company (the “Bank”), approved changes involving certain executive officers. Except as noted below, the changes became effective immediately.

Mark A. Heckler, age 52, who had been serving as Executive Vice President, Commercial Banking and Wealth Management of the Bank, is now Executive Vice President, Commercial Banking of the Bank. In his new role, Mr. Heckler will lead all of the Bank’s commercial banking activities.

Brian J. Wildman, age 53, who had been serving as Executive Vice President, Risk Management and Chief Risk Officer of the Bank, is now Executive Vice President, Consumer Banking and Risk Management and Chief Risk Officer of the Bank. In his new role, Mr. Wildman will oversee the branch banking, business banking, mortgage and consumer lending businesses. It is expected that Mr. Wildman will relinquish his risk management responsibilities upon the hiring of a new chief risk officer.

Jill E. York, age 52, who currently serves as Vice President and Chief Financial Officer of the Company and Executive Vice President and Chief Financial Officer of the Bank, will have responsibility for wealth management, card services, leasing and indirect lending, and will retain responsibility for merger and acquisition activities. Ms. York will remain Chief Financial Officer of the Company and the Bank until April 30, 2016.

Effective April 30, 2016, Randall T. Conte, age 55, who currently serves as Executive Vice President and Chief Operating Officer of the Bank, will become Vice President and Chief Financial Officer of the Company and Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Bank. Mr. Conte will retain responsibility for technology, operations and business transformation.

Information regarding the business experience of each of the executive officers referred to above is contained under the heading “Proposal I. Election of Directors-Executive Officers Who Are Not Also Directors” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2015 and is incorporated herein by reference.

A copy of the press release issued by the Company on March 4, 2016 announcing the changes referred to above is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits:
The following exhibit is filed herewith:
99.1 Press release dated March 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: March 4, 2016	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer